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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CALIFORNIA COASTAL COMMUNITIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CALIFORNIA COASTAL COMMUNITIES, INC.
6 Executive Circle, Suite 250
Irvine, California 92614

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held May 14, 2003

        The annual meeting of stockholders (the "Annual Meeting") of California Coastal Communities, Inc., a Delaware corporation (the "Company") will be held at the Sheraton Dover Hotel, 1570 North DuPont Highway, Dover, Delaware, on May 14, 2003, commencing at 9:30 a.m. local time, to consider and act upon the following:

          (1)  To elect four directors of the Company, each for a term of one year.

          (2)  To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company.

          (3)  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Holders of record of the Company's Common Stock at the close of business on March 28, 2003 will be entitled to receive notice of, and to vote at the Annual Meeting, or any adjournment or postponement thereof.

                      By Order of the Board of Directors,

                      Sandra G. Sciutto
                       Senior Vice President,
                      Chief Financial Officer
                      and Secretary

Irvine, California
March 28, 2003

        THE BOARD OF DIRECTORS OF CALIFORNIA COASTAL COMMUNITIES, INC. RECOMMENDS THAT YOU VOTE FOR THE FOREGOING PROPOSALS.

        YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

CALIFORNIA COASTAL COMMUNITIES, INC.
6 Executive Circle, Suite 250
Irvine, California 92614

PROXY STATEMENT

March 28, 2003

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of California Coastal Communities, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Sheraton Dover Hotel, 1570 North DuPont Highway, Dover, Delaware on May 14, 2003, at 9:30 a.m., local time, and at any adjournment thereof. This Proxy Statement and the related proxy card are first being sent to the Company's stockholders on or about April 4, 2003.

ACTION TO BE TAKEN UNDER THE PROXY

        At the Annual Meeting, the holders of shares of the Company's Common Stock, par value $.05 per share (the "Common Stock") will be asked to consider and vote upon (i) the election of Messrs. Burnaman, Pacini, Sabin and Talbot to the Board; and (ii) the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 2003.

        All proxies in the enclosed form that are properly executed and returned to the Company will be voted at the Annual Meeting or any adjournments thereof in accordance with any specifications thereon, or, if no specifications are made, will be voted FOR approval of the proposals set forth in the Notice of Annual Meeting of Stockholders. Any proxy may be revoked by any stockholder who attends the meeting and gives oral notice of his or her intention to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the Annual Meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Secretary of the Company.

        Management does not know of any matters other than those set forth herein which may come before the Annual Meeting. If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their best judgment on such matters.

PROXY SOLICITATION

        The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or otherwise. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record and will provide reimbursement for the cost of forwarding the material in accordance with customary charges. The Company has retained Shareholder Services to aid in the solicitation of proxies, including soliciting proxies from brokerage firms, banks, nominees, custodians and fiduciaries. The fees of such firm will aggregate approximately $350 plus out-of-pocket costs and expenses.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        Holders of record of the Company's Common Stock at the close of business on March 28, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting with respect to all matters properly presented at the Annual Meeting. Holders of the Common Stock are entitled to one vote for each share held on each such matter at the Annual Meeting. A stockholders' list will be available for examination by stockholders at the Annual Meeting.

        As of the Record Date, there were 10,057,212 shares of Common Stock issued and outstanding. The holders of a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. A plurality of the votes cast is required to elect the directors. The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for its fiscal year ending December 31, 2003.

        A proxy submitted by a stockholder may indicate that all or a portion of the shares of Common Stock represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will be considered shares not present and entitled to vote on such matter, although such non-voted shares will count for purposes of determining the presence of a quorum.

        The following table sets forth, as of March 17, 2003, the name and address of each person believed to be a beneficial interest holder of more than 5% of the Common Stock, the number of shares beneficially owned and the percentage so owned. Except as set forth below, management knows of no person who, as of March 17, 2003, owned beneficially more than 5% of the Company's outstanding Common Stock.

Title of Class	Name and Address of Beneficial Interest Holder	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	ING Baring (U.S.) Capital Corporation 1325 Avenue of the Americas, 10th Floor New York, NY 10019	1,930,684 shares(1)	19.2%
Common Stock	Credit Suisse First Boston Uetlibergstrasse 231 P.O. Box 900 CH-8045 Zurich, Switzerland	1,439,551 shares(2)	14.3%
Common Stock	Merrill Lynch & Co., Inc. World Financial Center, North Tower 250 Vesey Street New York, NY 10281	1,042,583 shares(3)	10.4%
Common Stock	Lone Star Securities Fund, L.L.C. 600 North Pearl St., Ste. 1550 Dallas, TX 75201	785,100 shares(4)	7.8%
Common Stock	Lloyd I. Miller, III 4550 Gordon Drive Naples, FL 34102	623,134 shares(5)	6.2%

(1)
According to Schedule 13D, Amendment No. 1 dated July 23, 1998, ING Baring (U.S.) Capital Corporation is the beneficial owner of 1,930,684 shares.

(2)
According to Schedule 13G, Amendment No. 2 dated February 16, 1999, Credit Suisse First Boston is the beneficial owner of 1,439,551 shares.

(3)
According to Schedule 13G, Amendment No. 2 dated February 13, 2002, Merrill Lynch & Co., Inc. is the beneficial owner of 1,042,583 shares.

(4)
According to Schedule 13D dated August 13, 2001, Lone Star Securities Fund, L.L.C. is the beneficial owner of 785,100 shares.

(5)
According to Schedule 13G, Amendment No. 1, dated February 12, 2003, Mr. Miller is the beneficial owner of 623,134 shares.

Proposal 1

ELECTION OF DIRECTORS

        The Board of Directors of the Company currently consists of Thomas W. Sabin, Jr. (Chairman), Phillip R. Burnaman II, Raymond J. Pacini and J. Thomas Talbot. Under the Restated Certificate of Incorporation and the Amended Bylaws of the Company, the four members of the Board of Directors have each been elected for one year. The directors to be elected at the 2003 Annual Meeting will be elected for a one-year term expiring in 2004.

        Upon recommendation of the Nominating Committee, the Board of Directors has nominated Messrs. Burnaman, Pacini, Sabin and Talbot, whose current terms expire at the 2003 Annual Meeting, for election as directors. If any nominee should be unavailable for election at the Annual Meeting, the proxies will be voted for the election of such other person as may be recommended by the Board of Directors in place of such nominee.

        The Board of Directors recommends a vote FOR the election of the nominees as directors.

        Information about the nominees for election as directors and the incumbent directors, including biographical and employment information, is set forth below:

Nominees for Election as Directors

        Phillip R. Burnaman II, 43, has been a Director of the Company since September 1997. Mr. Burnaman is a Senior Managing Director of ING Barings Services Limited (investment management/proprietary trading) which is a subsidiary of the ING Group, an Amsterdam-based banking, investment banking and insurance institution. Mr. Burnaman was Managing Director and global head of the Strategic Trading Platform of ING Barings from prior to 1997 until February 2001.

        Raymond J. Pacini, 47, has been a Director, President and Chief Executive Officer of the Company since May 1998. Since prior to 1997 until May 1998 he was Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company.

        Thomas W. Sabin, Jr., 45, has been a Director of the Company since September 1997. Mr. Sabin is also President of Thomas Sabin, Inc. and Manager and Vice President of GSSW-REO, L.L.C., a real estate limited liability company. Prior to 1997, Mr. Sabin operated GSSW, L.P., a limited partnership, the purpose of which was to acquire real estate assets from the Resolution Trust Corporation. Mr. Sabin is also former President of Southmark Equities Corporation.

        J. Thomas Talbot, 67, has been a Director of the Company since August 1993. Mr. Talbot has also been owner of The Talbot Company, an investment and asset management company since prior to 1997. Mr. Talbot was also Chief Executive Officer of HAL, Inc., the parent company of Hawaiian Airlines prior to 1997 and is a Director of The Hallwood Group, Inc., a corporate rescue firm; and Fidelity National Financial, Inc., a title company.

        Information about the beneficial ownership of the Common Stock as of March 17, 2003 by each nominee, director, executive officer named in the Summary Compensation Table, and all directors and executive officers of the Company as a group is set forth below:

Name of Beneficial Interest Holder	Shares of Common Stock(1)	Percent of Class(2)
Thomas W. Sabin, Jr.(3)	279,000	2.70%
Raymond J. Pacini(4)	376,625	3.65%
J. Thomas Talbot(5)	35,020	*
Sandra G. Sciutto(6)	80,750	*

Directors and Executive Officers as a group (5 persons including the above named)	771,395	7.20%

(1)
Except as otherwise indicated in the notes below, the persons indicated have sole voting and investment power with respect to shares listed. In addition to the specific shares indicated in the following footnotes, this column includes shares held directly and shares subject to stock options which are exercisable and not subject to termination within 60 days.

(2)
These percentages are calculated assuming the conversion of all securities convertible within 60 days into Common Stock, which are held by the executive officer or director listed above but not those held by others. Asterisks indicate beneficial ownership of 1% or less of the class.

(3)
Includes options to purchase 275,000 shares of Common Stock granted pursuant to the Company's 1993 Stock Option/Stock Issuance Plan and which options are vested and are subject to certain restrictions on disposition.

(4)
Includes options to purchase 264,996 shares of Common Stock granted pursuant to the Company's 1993 Stock Option/Stock Issuance Plan and which options are vested and are subject to certain restrictions on disposition.

(5)
Includes options to purchase 35,000 shares of Common Stock granted pursuant to the Company's 1993 Stock Option/Stock Issuance Plan and which options are vested and are subject to certain restrictions on disposition.

(6)
Includes options to purchase 80,000 shares of Common Stock granted pursuant to the Company's 1993 Stock Option/Stock Issuance Plan and which options are vested and are subject to certain restrictions on disposition.

Board and Committee Meetings

        The Company's Board of Directors met six times during 2002. All of the incumbent directors attended 100% of the meetings of the Board and committees of the Board during the periods that they served. The Board has four standing committees: the Audit Committee, the Compensation Committee, the Nominating Committee and the Strategic Planning Committee which was formed in 2003. During 2002, the Audit Committee met four times, the Compensation Committee met two times and the Nominating Committee met one time.

        The Audit Committee consists of Messrs. Burnaman, Sabin, and Talbot, with Mr. Talbot serving as Chairman. The Audit Committee is responsible for the appointment, compensation and oversight of all work performed by the Company's independent auditors; the preapproval of the audit of the Company's financial statements and the performance of services related to the audit; reviewing the scope and results of the audit with the independent auditors; reviewing with management and the independent auditors the Company's year-end operating results; considering the adequacy of the internal accounting control procedures of the Company; the preapproval of the non-audit services to be performed by the independent auditors and considering the effect of such performance on the auditors' independence. The Audit Committee operates under a written charter adopted by the Board, a copy of which is attached as Exhibit A to this Proxy Statement.

        The Compensation Committee consists of Mr. Burnaman and Mr. Sabin, with Mr. Burnaman serving as Chairman. It is responsible for the review, recommendation and approval of compensation arrangements for directors and executive officers, for the approval of such arrangements for other senior level employees, and for the administration of certain benefit and compensation plans and arrangements of the Company and its subsidiaries.

        The Nominating Committee consists of Messrs. Burnaman, Sabin and Talbot, with Mr. Sabin serving as Chairman. It is responsible for the nomination of persons for election to the Board of Directors. The Nominating Committee will consider nominees recommended by stockholders. Stockholder recommendations may be sent to the Nominating Committee, Attention: Secretary, California Coastal Communities, Inc., 6 Executive Circle, Suite 250, Irvine, California 92614.

        The Strategic Planning Committee consists of Messers. Pacini and Sabin, with Mr. Sabin serving as Chairman. The Strategic Planning Committee is responsible for evaluating various business prospects and strategic alternatives for the Company.

Proposal 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors, has appointed Deloitte & Touche LLP as independent auditors for the 2003 fiscal year and hereby requests that stockholders ratify such appointment. Representatives of Deloitte & Touche LLP will not be present at the Annual Meeting.

Independent Auditor's Fees

        The Audit Committee appointed Deloitte & Touche LLP as the Company's independent auditors to audit the Company's financial statements for the fiscal year ended December 31, 2002. The aggregate fees billed by and paid to Deloitte & Touche LLP include fees for the following services rendered during the fiscal year ended December 31, 2002:

Audit fees(1)	$67,713
Financial information systems design and implementation fees	None
Other fees (non-audit related)(2)	136,401

$204,114

(1)
Audit Fees included fees for the review and examination of the Company's consolidated financial statements, quarterly reviews of interim financial statements, and consultations on accounting matters related to the financial statements.

(2)
Other, non-audit related fees were exclusively for services related to tax matters.

        The Audit Committee discussed these services with Deloitte & Touche LLP and determined that their provision would not impair Deloitte & Touche LLP's independence.

        The Audit Committee and the Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

        The non-employee directors of the Company are entitled to receive cash compensation and compensation pursuant to the plans described below.

        Cash Compensation.    During 2002, Non-Employee Directors of the Company were entitled to receive compensation of $30,000 per year, with no additional fees for attendance at Board or committee meetings. Mr. Burnaman declined such compensation during 2002. Employee directors are not paid any fees or additional compensation for service as members of the Board or any of its committees. During 2003, non-employee directors who are members of the Audit, Compensation and the newly formed Strategic Planning Committees will receive $15,000 per year for each of those committees, and $2,000 per meeting for attendance at each Board meeting and $1,000 for attendance at each committee meeting. All directors are reimbursed for expenses incurred in attending Board and committee meetings. Pursuant to the Deferred Compensation Plan for Non-Employee Directors, a non-employee director may elect, generally prior to the commencement of any calendar year, to have all or any portion of the director's compensation for such calendar year credited to a deferred compensation account. Amounts credited to the director's account will accrue interest based upon the average quoted rate for ten-year U.S. Treasury Notes. Deferred amounts will be paid in a lump sum or in installments commencing on the first business day of the calendar year following the year in which the director ceases to serve on the Board, or of a later calendar year specified by the director.

        Consulting Agreement.    Pursuant to an independent contractor consulting agreement which was first effective February 1, 1998, GSSW-REO, L.L.C. ("GSSW") received a consulting fee equivalent to $120,000 per year for services rendered through Mr. Sabin. This agreement was terminated effective January 1, 2003. The agreement provided for consultation on strategic planning and analysis, identification and evaluation of development project opportunities and related financing, and counsel to the Company's staff. GSSW represented and warranted to the Company that (a) none of the payments that the Company made to GSSW for the consulting services exceeded (i) 5% of GSSW's consolidated gross revenues during any calendar year, or (ii) $200,000, whichever is greater ("Excess Payment"), and that, in the event that any Excess Payment should be determined to exist, GSSW agreed to promptly remit to the Company the amount of such Excess Payment; and (b) all of the Company's payments to GSSW were deposited into its general accounts and were not paid or otherwise distributed to Mr. Sabin, and Mr. Sabin was not paid a bonus or otherwise financially rewarded by virtue of the consulting services he performed on GSSW's behalf.

        1993 Stock Option/Stock Issuance Plan.    The Company's 1993 Stock Option/Stock Issuance Plan (the "1993 Plan") contains two separate equity incentive programs in which members of the Board may be eligible to participate: (i) a Discretionary Option Grant Program, under which eligible non-employee members of the Board, along with officers, key employees and consultants, may be granted options to purchase shares of Common Stock, and (ii) a Director Fee Program, under which each non-employee member of the Board may elect to apply all or any portion of his or her annual retainer fee (currently $30,000) to the acquisition of unvested shares of Common Stock.

        Options granted under the Discretionary Option Grant Program may be either incentive stock options designed to meet the requirements of Section 422 of the Internal Revenue Code or non-statutory options not intended to satisfy such requirements.

        Plan Administration.    The Discretionary Option Grant Program is administered by the Compensation Committee of the Board, which is comprised of one or more non-employee Board members appointed by the Board. The Compensation Committee, as "Plan Administrator," has complete discretion (subject to the express provisions of the 1993 Plan) to authorize stock option grants. All grants under the Director Fee Program are made in strict compliance with the express provisions of the program, and no administrative discretion is exercised by the Plan Administrator with respect to the grants or stock issuances made under that program.

        Discretionary Option Grant Program.    The principal features of the Discretionary Option Grant Program may be summarized as follows:

        The exercise price per share of the Common Stock subject to a stock option will not be less than 100% of the fair market value per share of that security on the grant date. No option will have a maximum term in excess of ten years measured from the grant date. The Plan Administrator has complete discretion to grant options (i) which are immediately exercisable for vested shares, (ii) which are immediately exercisable for unvested shares subject to the Company's repurchase rights, or (iii) which become exercisable in installments for vested shares over the optionee's period of service. Non-employee members of the Board who serve as Plan Administrator are not eligible to participate in the Discretionary Option Grant Program.

        The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. The option may also be exercised for vested shares through a same-day sale program pursuant to which the purchased shares are to be sold immediately and a portion of the sale proceeds applied to the payment of the exercise price for those shares on the settlement date.

        Any option held by the optionee at the time of cessation of service will normally not remain exercisable beyond the limited period designated by the Plan Administrator (not to exceed 36 months) at the time of the option grant. For purposes of the 1993 Plan, an individual will be deemed to continue in service for so long as that person performs services on a periodic basis for the Company or any parent or subsidiary corporations, whether as an employee, a non-employee member of the Board or an independent consultant or advisor. However, the option term shall not terminate prior to the expiration date in the event that the services of optionee cease as part of the negotiated terms and conditions of (i) a Corporate Transaction (generally a merger, disposition or reverse merger whereby substantially all of the assets of the corporation are disposed or a majority of the voting power of the corporation's securities is transferred); or (ii) any joint venture, strategic corporate partnering or other alliance or participation with any other entity which involves the development of the Company's Bolsa Chica property.

        The Plan Administrator has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

        Any unvested shares of Common Stock are subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares. The Plan Administrator has complete discretion in establishing the vesting schedule for any such unvested shares and has full authority to cancel the Company's outstanding repurchase rights with respect to those shares in whole or in part at any time.

        The optionee is not to have any stockholder rights with respect to the option shares until the option is exercised and the exercise price is paid for the purchased shares. Options are not assignable or transferable other than by will or by the laws of inheritance following the optionee's death, and the option may, during the optionee's lifetime, be exercised only by the optionee.

        The Plan Administrator may grant options with stock appreciation rights. Stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such vested shares. Such appreciation distribution may, in the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

        Director Fee Program.    Under the Director Fee Program, each individual serving as a non-employee Board member is eligible to elect to apply all or any portion of the annual retainer fee otherwise payable in cash to such individual (currently $30,000) to the acquisition of unvested shares of Common Stock. The non-employee Board member must make the stock election prior to the start of the calendar year for which the election is to be in effect. On the first trading day in January of the calendar year for which the election is in effect, the portion of the retainer fee subject to such election will be applied to the acquisition of the selected shares of Common Stock by dividing the elected dollar amount by the closing selling price per share of Common Stock on that trading day. The issued shares will be held in escrow by the Company until the individual vests in those shares. The non-employee Board member will have full stockholder rights, including voting and dividend rights, with respect to all issued shares held in escrow on his or her behalf.

        Upon completion of each calendar quarter of Board service during the year for which the election is in effect, the non-employee Board member will vest in one-fourth of the issued shares, and the stock certificate for those shares will be released from escrow. Immediate vesting in all the issued shares will occur in the event the individual dies or becomes disabled during his or her period of Board service or certain changes in control or ownership of the Company are effected during such period. Should the Board member cease service prior to vesting in one or more quarterly installments of the issued shares, then those installments will be forfeited, and the individual will not be entitled to any cash payment from the Company with respect to the forfeited shares.

        In 2002 no shares were received in lieu of the cash retainer fee.

        Financial Assistance.    The Plan Administrator may institute a loan program in order to assist one or more optionees in financing their exercise of outstanding options under the Discretionary Option Grant Program. The form in which such assistance is to be made available (including loans or installment payments) and the terms upon which such assistance is to be provided will be determined by the Plan Administrator. However, the maximum amount of financing provided any individual may not exceed the amount of cash consideration payable for the issued shares plus all applicable Federal, state and local income and employment taxes incurred in connection with the acquisition of the shares. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the individual's period of service.

Compensation of Executive Officers

        Summary Compensation Table.    The following table summarizes the compensation paid during the previous three fiscal years to the Chief Executive Officer and the Company's other executive officers whose salary and bonus during 2002 exceeded $100,000 (the "Named Executives") for services in all capacities to the Company.

Long-Term Compensation Awards
		Annual Compensation			Awards
Payouts
				Other Annual Compensation ($)	Restricted Stock Award(s) ($)	1993 Plan Options (# of shares)		All Other Compensation ($)
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)				LTIP* Payouts ($)
Raymond J. Pacini President and Chief Executive Officer	2002 2001 2000	$312,100 284,600 284,600	— — —	— — —	— — —	— — —	— — —	— — —
Sandra G. Sciutto Senior Vice President and Chief Financial Officer	2002 2001 2000	$171,600 166,600 156,600	$80,000 75,000 75,000	— — —	— — —	— — —	— — —	— — —

*
Long Term Incentive Plan

(1)
Includes auto allowance and amounts electively deferred by each Named Executive under the Company's 401(k) Plan.

        Pursuant to employment agreements currently in effect, Mr. Pacini and Ms. Sciutto are entitled to receive their respective base salaries and Ms. Sciutto is entitled to receive an incentive bonus of up to $90,000 upon the completion of certain performance targets agreed upon by Ms. Sciutto and the Company. The term of the employment agreements expires on April 30, 2005. If the employment of Mr. Pacini or Ms. Sciutto is terminated without cause, then they are entitled to a severance payment equal to their annual base salary for the remainder of the term of their employment agreement plus medical insurance for twelve months after such termination. In addition, Ms. Sciutto is entitled to the full amount of any unpaid target bonus payments.

        Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Value. The following table sets forth information for each Named Executive with regard to the aggregate stock options exercised during the 2002 fiscal year, and stock options held as of December 31, 2002.

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#)(2)	Value of Unexercised In-the-Money Options/SARs at FY-End ($)(2)
Raymond J. Pacini	—	—	264,996	$272,946
Sandra G. Sciutto	—	—	80,000	$82,400

(1)
Market value of underlying securities on exercise date, minus the exercise price.

(2)
Based upon market value of $5.53 for the Common Stock as of December 31, 2002, less the aggregate exercise price payable for such shares. On December 31, 2002, 264,996 options granted to Mr. Pacini were exercisable, and 80,000 options granted to Ms. Sciutto were exercisable. In May 2001, stock options for 264,966 and 80,000 shares granted to Mr. Pacini and Ms. Sciutto, respectively, were re-priced from exercise prices of $7.00 and $9.25 to a new exercise price of $4.50 per share, which represented a premium of approximately 11.1% above the average closing price during the 30 trading days previous to the repricing. Such individuals held no stock appreciation rights at the end of such fiscal year.

Ten Year Option/SAR Repricings

Name	Date	Number of securities underlying options/SARs repriced or amended (#)	Market price of stock at time of repricing or amendment ($)	Exercise price at time of repricing or amendment ($)	New exercise price ($)	Length of original option term remaining at date of repricing or amendment
Raymond J. Pacini	5/21/01	189,996	$4.25	$9.25	$4.50	6 yrs, 11 months
	5/21/01	75,000	$4.25	$7.00	$4.50	8 yrs, 7 months
	12/7/99	189,996	$9.25	$11.99	$9.25	8 yrs, 8 months
Sandra G. Sciutto	5/21/01	50,000	$4.25	$9.25	$4.50	7 yrs, 1 month
	5/21/01	30,000	$4.25	$7.00	$4.50	8 yrs, 7 months

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights
			Number of securities remaining available for future issuance
Plan category
	(a)	(b)	(c)
Equity compensation plans approved by security holders	754,996	$4.50	4,988
Equity compensation plans not approved by security holders(1)	48,000	$6.92	—

Total	802,996	$4.64	4,988

(1)
In December 1999, the Company issued warrants to two consultants in partial compensation for their services. The warrants remain exercisable through December 2003.

Committee Interlocks and Insider Participation

        The Compensation Committee, and its member are named below. No member of the Compensation Committee was at any time during the 2002 fiscal year or at any other time an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Report of the Compensation Committee

        The following Compensation Committee report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 nor incorporated by reference into any document so filed.

        The overall objectives of the Company's compensation program are to retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to maximize the link between executive and stockholder interests through an equity based plan and to recognize individual contributions as well as overall business results.

        The key elements of the Company's compensation program consist of fixed compensation in the form of base salary, and variable compensation in the forms of restricted stock grants, stock options, and annual incentive compensation. An executive officer's annual base salary represents the fixed component of their total compensation; however, variable compensation is intended to comprise a substantial portion of an executive's total compensation. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including any pension benefits, insurance and other benefits, as well as the programs described below.

        Base Salaries.    Base salaries for executive officers are determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent including, where appropriate, a comparison to base salaries for comparable positions at other companies, and to historical levels of salary paid by the Company and its predecessors. Salary adjustments are based on a periodic evaluation of the performance of the Company and of each executive officer, and also take into account new responsibilities as well as changes in the competitive market place. The Compensation Committee, where appropriate, also considers non-financial performance measures.

        CEO Compensation.    The base salary established for the Company's Chief Executive Officer, Mr. Pacini, reflects the Committee's policy to maintain a level of stability and certainty with respect to the CEO's base salary from year to year. The Committee initially set the CEO's base salary in 1998, and sought to closely align Mr. Pacini's compensation with the interests of stockholders in maximizing the value of the Company. Therefore, Mr. Pacini's compensation package was structured to have his base salary compensation play a less central role by reason of a restricted stock award of 100,000 shares in 1998 and grants of stock options for 189,996 and 75,000 shares in 1997 and 1999, respectively. The stock award and stock options are also intended to provide the bonus component of Mr. Pacini's total compensation. In May 2001, stock options for 264,966 shares granted to Mr. Pacini were re-priced from exercise prices of $7.00 and $9.25 to a new exercise price of $4.50 per share, which represented a premium of approximately 11.1% above the average closing price over the previous 30 trading days. The option re-pricing is also intended to provide the bonus component of Mr. Pacini's total compensation. The CEO's current base salary of $315,000 effective January 1, 2003, is below the average of the surveyed compensation data for similarly situated chief executive officers in the industry. Mr. Pacini holds no stock appreciation rights.

        Annual Incentive Compensation Awards.    The Compensation Committee does not currently plan to grant annual incentive compensation awards to the CEO given the objective of tying the CEO's variable compensation to the Company's stock performance through the granting of restricted stock and options described above. The variable compensation payable annually to the CFO is intended to consist principally of annual incentive compensation awards, based on various individual performance objectives established by the CEO and the Compensation Committee.

        Other Incentive Compensation.    Each option grant is designed to align the interests of the executive with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The number of shares subject to each option grant is based upon the executive's tenure, level of responsibility and relative position in the Company. The Compensation Committee has established certain general guidelines in making option grants to the executives in an attempt to target a fixed number of option shares based upon the individual's position with the Company and their existing holdings of options. However, the Company does not adhere strictly to these guidelines and will vary the size of the option grant made to each executive officer as it feels the circumstances warrant.

  The Compensation Committee
  of the Board of Directors:

  Phillip R. Burnaman II, Chairman
  Thomas W. Sabin, Jr.

Report of the Audit Committee

        The following Audit Committee report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 nor incorporated by reference into any document so filed.

        The purpose of the Audit Committee is to assist the Board in its oversight of management's conduct of the Company's financial reporting process, and is more fully described in its charter which the Committee has adopted and is included as Exhibit A to this Proxy Statement. The Committee reviews the charter on an annual basis. The Committee annually reviews the Nasdaq standard of independence for audit committees and at its most recent review determined that the Committee meets that standard.

        Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's independent auditors, Deloitte & Touche LLP, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

        The Audit Committee reviewed and discussed with management of the Company and Deloitte & Touche LLP the audited financial statements of the Company contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

        The Audit Committee discussed with Deloitte & Touche LLP the matters required by Codification of Statements on Auditing Standards No. 61, as amended, "Communication with Audit Committees." The Audit Committee also received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees," and discussed with that firm its independence from the Company. The Audit Committee discussed with management of the Company and Deloitte & Touche LLP such other matters and received such assurances as the Audit Committee deemed appropriate.

        The Audit Committee considered the effect that provision of all other non-audit related fees may have on the independence of Deloitte & Touche LLP. The Audit Committee has determined that provision of those services is compatible with maintaining the independence of Deloitte & Touche LLP as the Company's principal accountants.

        Based on the foregoing review and discussions and a review of the report of Deloitte & Touche LLP, and relying thereon, the Audit Committee recommended the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

  The Audit Committee
  Of the Board of Directors:

  J. Thomas Talbot, Chairman
  Phillip R. Burnaman II
  Thomas W. Sabin

Stock Price Performance Comparison

        The following Stock Price Performance Comparison shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 nor incorporated by reference into any document so filed.

        The following graph illustrates the return during the past five years that would have been realized on December 31 of each year (assuming reinvestment of dividends) by an investor who invested $100 on December 31, 1997 in each of (i) the Company's Common Stock, (ii) a peer group index ("Real Estate Index"), which consists of six real estate development and homebuilding companies, and (iii) the Media General Composite Market Value Index ("Media General Index").

        The Company's peer group index includes the following companies: Capital Pacific Holdings, Inc., Catellus Development Corporation, Newhall Land and Farming, Standard Pacific Corporation, Tejon Ranch Company and William Lyon Homes.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
THE COMPANY, REAL ESTATE INDEX AND MEDIA GENERAL INDEX

	FISCAL YEAR ENDING
Company/Index/Market
	1997	1998	1999	2000	2001	2002
The Company	100.00	57.58	54.55	24.24	36.36	44.69
Real Estate Index	100.00	79.04	76.40	95.54	108.97	116.13
Media General Index	100.00	122.24	149.12	134.62	119.19	94.68

CERTAIN TRANSACTIONS

        None.

OTHER MATTERS

Submission of Proposals for 2004 Annual Meeting

        Stockholders may submit proposals on matters appropriate for stockholder action at the Company's Annual Meetings, consistent with regulations adopted by the Securities and Exchange Commission and the By-Laws of the Company. Proposals to be considered for inclusion in the proxy statement for the 2003 Annual Meeting must be received by the Company at its principal executive office no later than November 29, 2003. Stockholders wishing to present a proposal in person at the 2004 Annual Meeting must give the Company written notice of their proposal no later than February 14, 2004. Proposals should be directed to the attention of the Secretary, California Coastal Communities, Inc., 6 Executive Circle, Suite 250, Irvine, California 92614.

Compliance with Section 16(a) under the Securities Exchange Act of 1934

        Section 16 of the Securities and Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission and the National Association of Securities Dealers concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

        Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that there was compliance for the fiscal year ended December 31, 2002 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% beneficial owners.

Annual Report

        The Company's 2002 Annual Report to Stockholders, together with this Proxy Statement, is being mailed to all stockholders of the Company of record on March 28, 2003, the record date for voting at the Annual Meeting.

                      By Order of the Board of Directors,

                      SANDRA G. SCIUTTO
                       Senior Vice President,
                      Chief Financial Officer
                      and Secretary

EXHIBIT A

AUDIT COMMITTEE CHARTER
of
CALIFORNIA COASTAL COMMUNITIES, INC.

I. General.

        There shall be a committee of the Board of Directors ("Board") for CALIFORNIA COASTAL COMMUNITIES, INC., a Delaware corporation ("Company"), to be known as the Audit Committee ("Audit Committee").

II. Purpose.

        The Audit Committee shall be directly responsible for the appointment, compensation and oversight of all of the work of the Company's independent auditors. The Audit Committee shall assist the Board in monitoring:

  1.
  The integrity of the financial statements of the Company;

  2.
  The independent auditor's qualifications and independence;

  3.
  The performance of the Company's internal accounting functions and independent auditors; and

  4.
  The Company's compliance with legal and regulatory requirements.

        The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission ("Commission") to be included in the Company's proxy statement ("Committee Report").

III. Committee Membership.

(a)
Number and Qualifications. The Audit Committee shall consist of no fewer than three members. Each member of the Audit Committee shall satisfy the independence, experience and financial sophistication requirements of the Nasdaq Corporate Governance Proposals ("Nasdaq Rules"), and Section 10A of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002 ("Exchange Act") and the rules and regulations of the Commission. At least one member of the Audit Committee shall satisfy the level of financial expertise required by the Nasdaq Rules.

(b)
Appointment and Removal. The Board shall appoint the members of the Audit Committee annually, considering the recommendation of the Nominating Committee. The members of the Audit Committee shall serve until their successors are appointed and qualify, and shall designate the Chairman of the Audit Committee. The Board shall have the power at any time to change the membership of the Audit Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence, experience and financial expertise requirements referred to above.

(c)
Compensation. Director's fees are the only compensation that an Audit Committee member may receive from the Company. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

(d)
Procedures. The Audit Committee shall establish such procedures and rules as are deemed necessary or appropriate; provided, however, that no such procedures or rules shall be in conflict with this Charter, the Bylaws of the Company, the Code Ethics and of Business Conduct of the Company, or the Nasdaq Rules or any other applicable law.

1

IV. Committee Authority and Responsibilities.

(a)
Meetings. The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the Company's financial officers and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

(b)
Appointment and Oversight of Independent Auditors. The Audit Committee shall have the sole authority to appoint or replace the independent auditors on an annual or periodic basis. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Audit Committee.

(c)
Preapproval of Audit and Non-Audit Services. The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

(d)
Subcommittees. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee for its approval.

(e)
Retention of Legal Counsel and Other Advisors. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

V. Specific Committee Action Items.

        In furtherance of its authority and responsibilities as set forth above, the Audit Committee shall:

(a)
Formal Committee Actions.

1.
Quarterly meet (and meet on such other periodic basis as may be necessary) and report the results of each such meeting to the Board.

2.
Annually appoint the Company's independent auditors.

3.
Annually (or on such other periodic basis as may be necessary) approve all of the audit and non-audit services to be performed by the Company's independent auditors.

4.
Annually prepare and deliver the Committee Report for inclusion in the Company's proxy statement.

5.
Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for its approval.

6.
Annually review the Audit Committee's own performance.

2

(b)
Financial Statement and Disclosure Matters.

1.
Annually—review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's report on Form 10-K.

2.
Quarterly—review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of its reports on Form 10-Q, including the results of the independent auditors reviews of the quarterly financial statements.

3.
Quarterly—discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.
Quarterly—Discuss quarterly reports from the independent auditors on:

(i)
All critical accounting policies and practices to be used.

(ii)
All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

(iii)
Other material written communications between the independent auditors and management, such as any management letters or a schedule of unadjusted differences.

5.
Quarterly—discuss with management the Company's earnings press releases, including the use of any "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.
As Required—discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

7.
As Required—discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8.
Annually—Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.
Quarterly—review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

(c)
Oversight of the Company's Relationship with the Independent Auditors.

1.
Annually—Meet with the independent auditors prior to the audit to discuss the planning and staffing of the audit.

3

  2.
  Annually—Review and evaluate the lead partner of the independent auditors team.

  3.
  Annually or As Required—obtain a report from the independent auditors relating to (i) the independent auditor's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; (iii) any steps taken to deal with any such issues; and (iv) all relationships between the independent auditors and the Company.

  4.
  Annually—evaluate the qualifications, performance and independence of the independent auditors, including considering whether the independent auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the Company's accounting officers; and annually the Audit Committee shall present its conclusions with respect to the independent auditors to the Board.

  5.
  Annually—ensure any required rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm on a regular basis.

  6.
  As Required—recommend to the Board policies to be followed in the event of the Company's desire to hire any employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.

  7.
  As Required—discuss with the national office of the independent auditors any issues on which they were consulted by the Company's accounting officers, including matters of audit quality and consistency.

  8.
  As Required—discuss with management any second opinions sought from an accounting firm other than the Company's independent auditors, including the substance and reasons for seeking any such opinion.

(d)
Oversight of the Company's Internal Accounting Controls.

1.
Annually—review with the independent auditors the internal accounting controls and functions of the Company, including (i) the independence, competence, staffing adequacy and authority of the Company's accounting officers; (ii) the reporting relationships among the accounting officers, financial management and the Audit Committee; and (iii) the internal accounting reporting obligations, the proposed internal accounting plans for the coming year, and the coordination of such plans.

2.
Quarterly—review with the independent auditors, the Company's financial and accounting personnel and the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable or necessary.

3.
Annually or As Required—review the significant reports to management prepared by the Company's accounting officers and management's responses to any such reports.

4.
Annually or As Required—review any exceptions noted in the reports to the Audit Committee by the Company's accounting officers and the independent auditors, and the progress made in responding to the exceptions.

4

  5.
  Annually or As Required—review the appointment and replacement of the Company's accounting officers.

  6.
  Annually or As Required—discuss with the independent auditors and management the Company's accounting officers, the responsibilities, budget and staffing and any recommended changes in the planned scope of the internal accounting process.

(d)
Compliance Oversight Responsibilities.

1.
Annually or As Required—obtain from the independent auditors assurance that it has complied with Section 10A of the Securities Exchange Act of 1934.

2.
Annually or As Required—(i) obtain a report from management and the independent auditors that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company's Code of Ethics and Business Conduct, (ii) review reports and disclosures of insider and affiliated party transactions; and (iii) advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics and Business Conduct.

3.
Annually or As Required—establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

4.
Annually or As Required—discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

5.
Annually or As Required—discuss and review with management and legal counsel the Company's system for assessing whether the Company's financial statements, reports, and other financial information required to be disseminated to the public and filed with governmental organizations satisfy the requirements of the SEC and Nasdaq.

6.
As Required—discuss with the Company's legal counsel matters that may have a material impact on the financial statements or the Company's compliance policies.

7.
As Required—at the discretion of the Audit Committee, request that management, or the independent auditors undertake special projects or investigations which the Audit Committee deems necessary or appropriate in order to fulfill its responsibilities pursuant to this Charter or other applicable laws.

VI. Limitation of Audit Committee's Role.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

5

CALIFORNIA COASTAL COMMUNITIES, INC.
Annual Meeting May 14, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        Raymond J. Pacini is hereby authorized to vote all shares of Common Stock of California Coastal Communities, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of California Coastal Communities, Inc. to be held on Wednesday, May 14, 2003 and at any adjournments, as specified on the reverse side.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

        (Please mark this proxy and sign and date it on the
reverse side hereof and return it in the enclosed envelope.)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐
A vote FOR Proposals 1 and 2 is recommended by the Board of Directors
1.	Election of Directors with terms expiring at the Annual Meeting in 2004.

	NOMINEES: 01 Phillip R. Burnaman II, 02 Raymond J. Pacini, 03 Thomas W. Sabin, Jr. and 04 J. Thomas Talbot	FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below
		☐	☐
(Instructions: To withhold authority to vote for any nominee, write that nominee's name on the line below.)

2.	Ratify the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2003.
☐ FOR ☐ AGAINST ☐ ABSTAIN
3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
Please sign name below exactly as imprinted (do not print).

Signature ____________________________________  Signature ____________________________________  Date ________________, 2003

NOTE: Executors, administrators, trustees and others signing in a representative capacity should indicate the capacity in which they sign. If shares are held jointly, EACH holder should sign.

FOLD AND DETACH HERE

QuickLinks

PROXY STATEMENT
Proposal 1 ELECTION OF DIRECTORS
Proposal 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
EXHIBIT A
AUDIT COMMITTEE CHARTER of CALIFORNIA COASTAL COMMUNITIES, INC.